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                                                                   EXHIBIT-10.2

                               FIRST AMENDMENT TO
                           SIXTH AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                             FIRST INDUSTRIAL, L.P.



         The undersigned, being the sole general partner of First Industrial, L.P. (the "Partnership"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Sixth Amended and Restated Limited Partnership Agreement dated March 18, 1998 (the "Partnership Agreement") does hereby amend the Partnership Agreement as follows:


         Capitalized terms used but not defined in this First Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

     1. Additional Limited Partners. The Persons identified on Schedule 1 hereto are hereby admitted to the Partnership as Additional Limited Partners owning the number of Units and having made the Capital Contributions set forth on such
Schedule 1. Such persons hereby adopt the Partnership Agreement.

     2. Schedule of Partners. Exhibit 1B to the Partnership Agreement is hereby deleted in its entirety and replaced by Exhibit 1B hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.

     3. Ratification. Except as expressly modified by this First Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.

Dated:  April 1, 1998


                                        FIRST INDUSTRIAL REALTY TRUST, INC.
                                        As sole General Partner of the
                                        Partnership


                                        By: /s/  Michael T. Tomasz
                                                 -------------------------------
                                                 Name:  Michael T. Tomasz
                                                 Title: President and Chief
                                                 Executive Officer